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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 17, 2001
                                                         -----------------------

                         Spiegel Credit Corporation III
                              Spiegel Master Trust
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

  333-39062 and 333-39062-01                          36-3976025
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   (Commission File Number)             (I.R.S. Employer Identification No.)

 400 West 9/th/ Street, Suite 101B, Wilmington DE                19801
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (302) 429-7609
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              (Registrant's Telephone Number, Including Area Code)

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         On October 17, 2001, the Spiegel Master Trust was terminated and all of its assets were transferred to the Spiegel Credit Card Master Note Trust. The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to such transaction.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
  No.             Document Description
-------           --------------------

(a)               Not applicable
(b)               Not applicable
(c)               Exhibit 4.1      Receivables Purchase Agreement, dated as of
                                   October 17, 2001, among Spiegel Credit
                                   Corporation III, First Consumers National
                                   Bank, and Spiegel Acceptance Corporation

                  Exhibit 4.2 Assignment and Acceptance Agreement, dated as of October 17, 2001 between Spiegel Master Trust and Spiegel Credit Card Master Note Trust

                  Exhibit 4.3 First Supplement, dated October 17, 2001, to the Master Indenture, dated as of December 1, 2000 between Spiegel Credit Card Master Note Trust and The Bank of New York

                  Exhibit 4.4 First Amendment, dated October 17, 2001, to the Transfer and Servicing Agreement, dated as of December 1, 2000, among Spiegel Credit Corporation III, First Consumers National Bank, and Spiegel Credit Card Master Note Trust

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPIEGEL CREDIT CORPORATION III
                                                (Co-Registrant)

Dated: January 29, 2002                   By: /s/ John R. Steele
                                             -------------------
                                          Name:  John R. Steele
                                          Title: Treasurer and Director

                                          SPIEGEL MASTER TRUST
                                             (Co-Registrant)

                                          By: Spiegel Credit Corporation III,
                                          as originator of Spiegel Master Trust

Dated: January 29, 2002                   By: /s/ John R. Steele
                                             -------------------
                                          Name:  John R. Steele
                                          Title: Treasurer and Director

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